SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) December 18, 2000

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrant s telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  November 30, 2000 for the Universal Card Master Trust Series 1995-3, Series 1996-1, Series 1996-3, and Series 1997-1
                  Certificates were distributed on December 18, 2000.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, and 20.4.


      Exhibit 20.1                 Monthly Servicing Report dated
                                   December 18, 2000 with respect to the
                                   Universal Card Master Trust
                                   Series 1995-3.

      Exhibit 20.2                 Monthly Servicing Report dated
                                   December 18, 2000 with respect to the
                                   Universal Card Master Trust
                                   Series 1996-1.

      Exhibit 20.3                 Monthly Servicing Report dated
                                   December 18, 2000 with respect to the
                                   Universal Card Master Trust
                                   Series 1996-3.

      Exhibit 20.4                 Monthly Servicing Report dated
                                   December 18, 2000 with respect
                                   to the Universal Card Master Trust
                                   Series 1997-1.




                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By:  /s/ Meridith Jarrell
                                          Name:  Meridith Jarrell
                                          Title: President & Chief
                                                 Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page


20.1                          Monthly Servicing Report dated
                              December 18, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.2                          Monthly Servicing Report dated
                              December 18, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.3                          Monthly Servicing Report dated
                              December 18, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1996-3.

20.4                          Monthly Servicing Report dated
                              December 18, 2000 with
                              respect to the Universal Card Master Trust
                              Series 1997-1.

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending November 30, 2000

==============================================================================

This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            12.79%
       Total Yield Component  .............................            17.16%
       Net Credit Loss Component  .........................             4.37%
       Recoveries .........................................             0.44%
2. Principal Purchase Rate  ...............................            13.78%

3. Principal Payment  Rate  ...............................            13.12%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  13,351,327,640
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  13,344,037,750
     Transferor's Interest  ..............................  $   4,094,037,750
     Aggregate Invested Amount of all Series: ............  $   9,250,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,645,275,796
         5-34 days delinquent  ...........................  $     633,330,346
        35-64 days delinquent  ...........................  $     175,257,525
        65-94 days delinquent  ...........................  $     115,943,413
       95-124 days delinquent  ...........................  $     110,261,069
      125-154 days delinquent  ...........................  $      55,015,396
      155-184 days delinquent  ...........................  $      53,359,324

      Current  ...........................................             91.71%
         5-34 days delinquent  ...........................              4.59%
        35-64 days delinquent  ...........................              1.27%
        65-94 days delinquent  ...........................              0.84%
       95-124 days delinquent  ...........................              0.80%
      125-154 days delinquent  ...........................              0.40%
      155-184 days delinquent  ...........................              0.39%
     35+ days delinquent  ................................              3.70%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending November 30, 2000

==============================================================================

B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                      12.79%
  2. Weighted Average Certificate Rate                     6.88%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $   545,615,346
         Principal Collections                  $   491,977,905
         Finance Charge Collections             $    53,637,441
  2. Investor Default Amount                    $    13,660,360
  3. Investor Monthly Interest                  $    22,225,243
  4. Investor Monthly Fees                      $     5,843,750

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending November 30, 2000

==============================================================================

This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            12.79%
       Total Yield Component  .............................            17.16%
       Net Credit Loss Component  .........................             4.37%
       Recoveries .........................................             0.44%
2. Principal Purchase Rate  ...............................            13.78%

3. Principal Payment  Rate  ...............................            13.12%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  13,351,327,640
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  13,344,037,750
     Transferor's Interest  ..............................  $   4,094,037,750
     Aggregate Invested Amount of all Series: ............  $   9,250,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,645,275,796
         5-34 days delinquent  ...........................  $     633,330,346
        35-64 days delinquent  ...........................  $     175,257,525
        65-94 days delinquent  ...........................  $     115,943,413
       95-124 days delinquent  ...........................  $     110,261,069
      125-154 days delinquent  ...........................  $      55,015,396
      155-184 days delinquent  ...........................  $      53,359,324

      Current  ...........................................             91.71%
         5-34 days delinquent  ...........................              4.59%
        35-64 days delinquent  ...........................              1.27%
        65-94 days delinquent  ...........................              0.84%
       95-124 days delinquent  ...........................              0.80%
      125-154 days delinquent  ...........................              0.40%
      155-184 days delinquent  ...........................              0.39%
     35+ days delinquent  ................................              3.70%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending November 30, 2000

==============================================================================

B. Information Regarding Group 2
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                           %
  2. Weighted Average Certificate Rate                         %
  3. Weighted Average Investor Fee Rates                       %


C. Information Regarding Group 2
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $             0
         Principal Collections                  $             0
         Finance Charge Collections             $             0
  2. Investor Default Amount                    $
  3. Investor Monthly Interest                  $
  4. Investor Monthly Fees                      $

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending November 30, 2000

==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $  109,178,102
         Principal Collections                       $   98,395,581
         Reallocated Finance Charge Collections      $   10,782,521
    2. Investor Default Amount                       $    2,732,072
    3. Investor Monthly Interest                     $    4,500,082
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    2,382,411

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   12.88%

    2. Base Rate - current month                          9.07%
         Coupon Component                                 7.20%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         3.81%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.95%

    5. Base Rate - 3 month average                        8.90%
         Coupon Component                                 7.03%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.04%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending November 30, 2000

==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.
D. Information Regarding Series 1995-3
--------------------------------------

   1a. Class A Invested Amount                         $  652,500,000

   1b. Class B Invested Amount                         $   45,000,000

   1c. CIA Invested Amount                             $   52,500,000

   2a. Class A Monthly Interest                        $    3,911,004

   2b. Class B Monthly Interest                        $      273,987

   2c. CIA Monthly Interest                            $      315,091

   3a. Balance in the Class A Interest Funding Account $    7,822,008

   3b. Balance in the Class B Interest Funding Account $      547,974

   3c. Balance in the CIA Interest Funding Account     $      315,091

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending November 30, 2000
==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      315,091

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      315,091

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 10

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending November 30, 2000

==============================================================================

This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on December 18, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18 day of December 2000

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 11

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending November 30, 2000

==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.

C2. Information Regarding Series 1996-1
   ------------------------------------
    1. Total Investor Collections                    $  145,522,365
         Principal Collections                       $  131,194,108
         Reallocated Finance Charge Collections      $   14,328,258
    2. Investor Default Amount                       $    3,642,763
    3. Investor Monthly Interest                     $    5,951,671
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    3,176,540

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   12.82%

    2. Base Rate - current month                          9.01%
         Coupon Component                                 7.14%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         3.81%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.89%

    5. Base Rate - 3 month average                        8.85%
         Coupon Component                                 6.98%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.04%













                                      Page 12

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending November 30, 2000

==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.
D. Information Regarding Series 1996-1
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    5,047,218

   2b. Class B Monthly Interest                        $      484,332

   2c. CIA Monthly Interest                            $      420,121

   3a. Balance in the Class A Interest Funding Account $   10,094,436

   3b. Balance in the Class B Interest Funding Account $      968,665

   3c. Balance in the CIA Interest Funding Account     $      420,121

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 13

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending November 30, 2000
==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      420,121

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      420,121

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 14

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending November 30, 2000

==============================================================================

This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on December 18, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18 day of December 2000

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 15

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending November 30, 2000

==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.

C2. Information Regarding Series 1996-3
   ------------------------------------
    1. Total Investor Collections                    $  145,421,240
         Principal Collections                       $  131,194,108
         Reallocated Finance Charge Collections      $   14,227,132
    2. Investor Default Amount                       $    3,642,763
    3. Investor Monthly Interest                     $    5,850,546
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    3,204,431

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   12.74%

    2. Base Rate - current month                          8.89%
         Coupon Component                                 7.02%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         3.85%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.78%

    5. Base Rate - 3 month average                        8.74%
         Coupon Component                                 6.87%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.04%













                                      Page 16

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending November 30, 2000

==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.
D. Information Regarding Series 1996-3
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    4,947,944

   2b. Class B Monthly Interest                        $      479,467

   2c. CIA Monthly Interest                            $      423,135

   3a. Balance in the Class A Interest Funding Account $   14,524,611

   3b. Balance in the Class B Interest Funding Account $    1,407,467

   3c. Balance in the CIA Interest Funding Account     $      423,135

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 17

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending November 30, 2000
==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $   14,524,611

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $    1,407,467

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      423,135

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $   14,524,611

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $    1,407,467

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      423,135

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 18

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending November 30, 2000

==============================================================================

This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on December 18, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18 day of December 2000

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 19

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending November 30, 2000

==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.

C2. Information Regarding Series 1997-1
   ------------------------------------
    1. Total Investor Collections                    $  145,493,638
         Principal Collections                       $  131,194,108
         Reallocated Finance Charge Collections      $   14,299,530
    2. Investor Default Amount                       $    3,642,763
    3. Investor Monthly Interest                     $    5,922,944
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    3,235,395

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   12.86%

    2. Base Rate - current month                          8.98%
         Coupon Component                                 7.11%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         3.88%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.82%

    5. Base Rate - 3 month average                        8.78%
         Coupon Component                                 6.91%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.04%













                                      Page 20

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending November 30, 2000

==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.
D. Information Regarding Series 1997-1
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    5,011,990

   2b. Class B Monthly Interest                        $      484,806

   2c. CIA Monthly Interest                            $      426,149

   3a. Balance in the Class A Interest Funding Account $    5,011,990

   3b. Balance in the Class B Interest Funding Account $      484,806

   3c. Balance in the CIA Interest Funding Account     $      426,149

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 21

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending November 30, 2000
==============================================================================
This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      426,149

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      426,149

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 22

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending November 30, 2000

==============================================================================

This Certificate relates to the Due Period ending November 30, 2000 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on December 18, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18 day of December 2000

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 23